UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Consent Revocation Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Consent Revocation Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Revocation Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EDGEWATER TECHNOLOGY, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Consent Revocation Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices) (Zip Code))

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 2, 2015, Lone Star Value Investors, LP (together with its affiliates, “Lone Star”) announced that it was withdrawing at that time its consent solicitation campaign to solicit consents from stockholders of Edgewater Technology, Inc., a Delaware corporation (the “Company”), for a number of proposals, the ultimate effect of which would be to remove five current members of the Board of Directors of the Company, representing all current directors other than the Company’s Chief Executive Officer, and replace them with five director nominees selected by Lone Star (the “Lone Star Solicitation”). In light of Lone Star’s withdrawal of the Lone Star Solicitation, the Company, which filed a definitive consent revocation statement with the Securities and Exchange Commission on November 25, 2015, is withdrawing at this time its solicitation of consent revocations in opposition to the Lone Star Solicitation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2015

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Timothy R. Oakes
Name: Timothy R. Oakes
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)

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